August 1, 2004


                             AGREEMENT ON AMENDMENT

SPAR Group, Inc. (hereinafter referred to as "SPAR") and SPAR FM Japan, Inc. (hereinafter referred to as the "Company") agreed to amend the License Agreement executed as of May 1, 2001 between SPAR and the Company (hereinafter referred to as the "License Agreement") concerning the royalty, pursuant to Article 3 of the Agreement executed as of April 30, 2004 among SPAR, Company and PALTAC Inc. (hereinafter referred to as "PALTAC") (hereinafter referred to as the "Renewed Agreement").

1. SPAR and the Company agree to amend the existing Article 5 of the License Agreement. The existing Article 5 shall become Section 5.2 of the License Agreement and the following provision shall be added as
         Section 5.1 of the License Agreement.

"5.1 Royalty The Company shall pay to SPAR the amount to be separately agreed upon between the Company and SPAR through mutual consultation as a royalty for the license granted by SPAR under Articles 2 and 3 of this License Agreement (provided that such amount shall be reviewed every two years). The Company shall report to SPAR the amount of sales from January 1 of any year to December 31 of such year by the end of February of the next year, and shall pay an appropriately calculated royalty by bank transfer to the account designated by SPAR by the end of March of such next year (provided that the Company may deduct necessary bank transfer fees from such royalty amount)."

2. The amendment stipulated in this Agreement shall be deemed to have become effective on and from May 1, 2004.

IN WITNESS WHEREOF, the parties executed this Agreement on Amendment as of the date first written above.

                             MEMORANDUM OF AGREEMENT

                                                                  August 1, 2004

SPAR Group, Inc. (hereinafter referred to as "SPAR") and SPAR FM Japan, Inc. (hereinafter referred to as the "Company") agreed as follows through mutual consultation concerning the royalty under Section 5.1 of the License Agreement as of May 1, 2001, as modified pursuant to the Agreement on Amendment executed as of August 1, 2004 between the parties (hereinafter referred to as the "License Agreement").

1. The amount payable under Section 5.1 of the License Agreement shall be 0.5% of the sales amount of the Company.

2. The above provision shall be effective from May 1, 2004 through December 31, 2005. The parties shall consult with each other in or after September 2005 to determine the amount to be paid for the subsequent period

IN WITNESS WHEREOF, the parties executed this Memorandum of Agreement as of the date first written above.


SPAR GROUP, INC.
By: Robert G .Brown

         /s/ Robert G. Brown
         -----------------------------------
         (sign or seal)
Title: Chairman & CEO


PALTAC CORPORATION
By: Kunio Mikita

         /s/ Kunio Mikita
         -----------------------------------
         (sign or seal)
Title: President & CEO


SPAR FM JAPAN, K.K.
By: Kiyotaka Shimoda

         /s/ Kiyotaka Shimoda
         -----------------------------------
         (sign or seal)
Title: President & CEO

                                                                  August 1, 2004

                             AGREEMENT ON AMENDMENT

SPAR Group, Inc. (hereinafter referred to as "SPAR"), SPAR FM Japan, Inc. (hereinafter referred to as the "Company") and PALTAC Corporation (hereinafter referred to as "PALTAC") agreed to amend the Joint Venture Agreement executed as of May 1, 2001 between SPAR and PALTAC concerning economic conditions involving provision of offices, facilities, personnel and other items, pursuant to Article 3 of the Agreement as of April 30, 2004 (hereinafter referred to as the "Renewed Agreement"). All parties to this Agreement hereby confirm that the following represents the agreement made among such parties.

1.       SPAR, PALTAC and the Company agree to delete and replace the existing
         Article 26 of the Joint Venture Agreement in its entirety with the following provision.

"Article 26 . Other Cooperation

26.1 Other than the warranty stipulated in the preceding Article 25, PALTAC shall provide the New Company, through their mutual consultation, offices, facilities, and general affairs and accounting personnel that PALTAC deems necessary to manage the New Company at its sole discretion, services relating to the non-clerical operations of the New Company provided by PALTAC's employees who are dispatched as directors of the New Company, and internal network service.

26.2 Separately from this provision the New Company and PALTAC shall determine through negotiation the amount of consideration to be paid for the warranty in the preceding Article 25 and the cooperation in the preceding Section 26.1 by the New Company to PALTAC (provided that the New Company and PALTAC may modify the amount of such consideration every two years through negotiation). The Company shall report to PALTAC the amount of sales from January 1 of any year to December 31 of such year by the end of February of the next year, and shall pay an appropriately calculated consideration by bank transfer to the account designated by PALTAC by the end of March of such next year (provided that the New Company may deduct necessary bank transfer fees from such consideration amount).

26.3 The purpose of the payment of the  consideration  in the preceding  Section
26.2 shall not be for distribution of profits, but for compensation for expenses of the New Company paid by PALTAC on behalf of the New Company."



IN WITNESS WHEREOF, the parties execute this Agreement on Amendment as of the date first written above.

SPAR GROUP, INC.
By: Robert G .Brown

         /s/ Robert G. Brown
         -----------------------------------
         (sign or seal)
Title: Chairman & CEO


PALTAC CORPORATION
By: Kunio Mikita

         /s/ Kunio Mikita
         -----------------------------------
         (sign or seal)
Title: President & CEO